                                                               EXHIBIT 3.2(i)

                    RESTATED CERTIFICATE OF INCORPORATION
                                     OF
                           MARTIN PROCESSING, INC.


         MARTIN PROCESSING, INC., a Delaware corporation, incorporated under the name HAT CORPORATION OF AMERICA, by the filing of its original Certification of Incorporation with the Secretary of State of the State of Delaware on April 29, 1932, desiring to amend its Certificate of Incorporation and also to integrate into a single instrument all of the provisions of its Certificate of Incorporation now in effect and operative (including such amendment), pursuant to the provisions of Section 245 of the Delaware General Corporation Law, does hereby certify as follows:
         1. The Certificate of Incorporation of the corporation, as heretofore amended and supplemented, and as further amended hereby, is hereby restated and integrated so as to read as follows:

         FIRST:   The name of the corporation (which herein is referred
    to as the "Company") is Martin Processing, Inc.

         SECOND: The address of the Company's registered office in the State of Delaware is 100 West Tenth Street, City of Wilmington, County of New Castle. The name of the Company's registered agent at such address is The Corporation Trust Company.

         THIRD:   The purpose of the Company is to engage in any
    lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

         FOURTH: The total number of shares of all classes of stock that the Company shall have authority to issue is One Thousand (1,000) shares, all of which shall be shares of Common Stock, $1.00 par value per share.

         FIFTH:   In furtherance and not in limitation of the powers
    conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered:

                  a. To make, alter and repeal the Bylaws of the Company, subject to the powers of the stockholders of the Company to alter or repeal any Bylaws made by the Board of Directors;

                  b. Subject to the laws of the State of Delaware, from time to time to sell, lease or otherwise dispose of any part or parts of the properties of the Company and to cease to conduct the business connected therewith or again to resume the same, as the Board of Directors may deem best; and

                  c. In addition to the powers and authorities hereinbefore and by the laws of the State of Delaware conferred upon the Board of Directors, to exercise all such powers and to do all such acts and things as may be exercised or done by the Company; subject, nevertheless, to the provisions of said laws, of the Certificate of Incorporation of the Company as from time to time amended, and of its Bylaws.

         SIXTH:   Any director or any officer of the Company elected
    or appointed by the stockholders of the Company or by its Board of Directors may be removed at any time in such manner as shall be provided in the Bylaws of the Company.

         SEVENTH: No person who is serving or has served as a director of the Company shall be liable to the Company or to any stockholder for monetary damages or breach of any fiduciary duty of such person as a director by reason of any act or omission of such person in his capacity as a director. Nothing herein shall be deemed to limit or eliminate the liability of any person (i) for any breach of such person's duty of loyalty as a director to the Company or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
    (iii) for the unlawful payment of a dividend by the Company or the unlawful purchase or redemption of the Company's capital stock by the Company; (iv) for any transaction from which such person derived an improper personal benefit; or (v) to any extent that such liability may not be limited or eliminated by virtue of the provisions of
    Section 102(b)(7) of the General Corporation Law of the State of Delaware or any successor statute.

         EIGHTH: The Company reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained herein, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

         2. This Restated Certificate of Incorporation and the amendments and restatement effected hereby have been duly adopted by the Board of Directors and the sole stockholder of the Company in accordance with the provisions of Sections 242 and 245 of the

General Corporation Law of the State of Delaware and have been duly adopted in accordance with the provisions of the Certificate of Incorporation of the Company as heretofore amended.
         IN WITNESS WHEREOF, the Company has caused its corporate seal to be affixed hereto and this instrument to be signed in its name by its President and attested by its Secretary, this 29th day of February, 1988.
                                  MARTIN PROCESSING, INC.

[Corporate Seal]                  By: /s/ R. Keith Smith
                                     ----------------------------
                                      R. Keith Smith, President

ATTEST:
------

/s/ Martha T. Wagner
-----------------------------
Martha T. Wagner, Secretary

STATE OF VIRGINIA )
                  :
COUNTY OF HENRY   )


         BE IT REMEMBERED, that on this 29th day of February, 1988, personally came before the undersigned, a Notary Public and for the County and State aforesaid, R. Keith Smith, President of Martin Processing, Inc., a corporation of the State of Delaware, and he duly executed said Certificate before me and acknowledged the said Certificate to be his act and deed and act and deed of said Corporation and the facts stated therein as being true, and that the seal affixed to said Certificate and attested by the Secretary of said Company is the common or corporate seal of said Company.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office, this the 29th day of February, 1988.


         [SEAL]                                      /s/ Lena E. Painter
                                                   -----------------------
                                                         Notary Public

My Commission Expires:


January 26, 1990
------------------

                     CERTIFICATE OF OWNERSHIP AND MERGER
                     -----------------------------------

                                     OF
                                     --

                   COURTAULDS PERFORMANCE FILMS, INC. AND
                   --------------------------------------
                              MARTIN-WEST, INC.
                              -----------------

                                    INTO
                                    ----

                           MARTIN PROCESSING, INC.
                           -----------------------


It is hereby certified that:

         1. Martin Processing, Inc. (the "Corporation") is a business corporation incorporated under the laws of the State of Delaware.

         2. The Corporation is the owner of all of the outstanding shares of the stock of Courtaulds Performance Films, Inc., and Martin-West, Inc., which are each also business corporations incorporated under the laws of the State of Delaware.

         3. Effective September 10, 1991, the Board of Directors of the Corporation adopted the following resolutions to merge Courtaulds Performance Films, Inc. and Martin-West, Inc. into the Corporation:

         RESOLVED that Courtaulds Performance Films, Inc. and Martin-West, Inc. be merged into the Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Courtaulds Performance Films, Inc. and Martin-West, Inc. be vested in and held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were held and enjoyed by each of Courtaulds Performance Films, Inc. and Martin-West, Inc., in their own respective names; and

         FURTHER RESOLVED that the Corporation shall assume all of the obligations of Courtaulds Performance Films, Inc. and Martin-West, Inc.; and

         FURTHER RESOLVED that the Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction; and

         FURTHER RESOLVED that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions shall be September 30, 1991.

         4. The effective time of the merger contemplated herein shall be September 30, 1991.

Executed on the 24 day of September, 1991.

                                             MARTIN PROCESSING, INC.


                                             By: /s/ Paul W. Jennings
                                                -----------------------
                                                 Paul W.  Jennings,
                                                 Its Vice-President


Attest:

/s/ Martha T. Wagner
----------------------
Martha T.  Wagner,
Its Secretary


COMMONWEALTH OF VIRGINIA

COUNTY OF HENRY

         The foregoing instrument was acknowledged before me this 24 day of September, 1991, by Paul W. Jennings, Vice-President of Martin Processing, Inc., and attested by Martha T. Wagner, Secretary of Martin Processing, Inc.
         My commission expires: Nov. 30, 1993
                                -------------



                                                 /s/ Lena E. Painter
                                                ---------------------
                                                    Notary Public

                      ARTICLES AND AGREEMENT OF MERGER
                      --------------------------------

                                     OF
                                     --

             GILA RIVER PRODUCTS, INC. (A DELAWARE CORPORATION),
             ---------------------------------------------------
                  ANDUS, INC. (A DELAWARE CORPORATION), AND
                  -----------------------------------------
               COURTAULDS PERFORMANCE FILMS OF VIRGINIA, INC.
               ----------------------------------------------
                          (A VIRGINIA CORPORATION)
                          ------------------------

                                    INTO
                                    ----

              MARTIN PROCESSING, INC. (A DELAWARE CORPORATION)
              ------------------------------------------------


         THESE ARTICLES AND AGREEMENT OF MERGER are entered into on September 24, 1991, by Gila River Products, Inc. ("Gila"), a business corporation of the State of Delaware, and approved by resolutions adopted by its Board of Directors and Shareholders effective on said date, Andus, Inc. ("Andus"), a business corporation of the State of Delaware, and approved by resolutions adopted by its Board of Directors and Shareholders effective on said date, Courtaulds Performance Films of Virginia, Inc. ("Courtaulds"), a business corporation of the Commonwealth of Virginia and approved by resolutions adopted by its Board of Directors and Shareholders effective on said date, and Martin Processing, Inc., ("Martin"), a business corporation of the State of Delaware, and approved by resolutions adopted by its Board of Directors and Shareholders effective on said date.

         WHEREAS, Gila, Andus and Martin are each business corporations incorporated under the laws of the State of Delaware with their registered offices located at 1209 Orange Street, Wilmington, Delaware, 19901, City of Wilmington, County of New Castle; and

         WHEREAS, the total number of shares of stock which Gila has authority to issue is 1,000, all of which are of one class and of a par value of $1.00 each; and

         WHEREAS, the total number of shares of stock which Andus has authority to issue is 70,000, all of which are of one class, without par value; and

         WHEREAS, the total number of shares of stock which Martin has authority to issue is 1,000, all of which are of one class and of a par value of $1.00 each; and

         WHEREAS, Courtaulds is a business corporation incorporated under the laws of the Commonwealth of Virginia with its registered office located at 105 Franklin Road, S.W., Roanoke, Virginia, 24011, City of Roanoke, Commonwealth of Virginia; and

         WHEREAS, the total number of shares of stock which Courtaulds has authority to issue is 5,000, all of which are of one class and without par value; and

         WHEREAS, the Stock Corporation Act of the Commonwealth of Virginia permits a merger of a business corporation incorporated in the Commonwealth of Virginia with and into a business corporation of another jurisdiction; and

         WHEREAS, the General Corporation Law of the State of Delaware permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Delaware; and

         WHEREAS, Gila, Andus, Courtaulds and Martin and the respective Boards of Directors and Shareholders of each deem it advisable and to the advantage, welfare and best interests of said corporations and their stockholders to merge Gila, Andus and Courtaulds into Martin, pursuant to the provisions of the Stock Corporation Act of the Commonwealth of Virginia and pursuant to the provisions of the General Corporation Law of the State of Delaware upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by said corporations and approved by a resolution adopted by each of their respective Boards of Directors and Shareholders, these Articles and Agreement of Merger state as follows:

                              I. PLAN OF MERGER
                              -----------------

         1.1  Merger. Gila, Andus and Courtaulds (collectively the
              ------
"Terminating Corporations") shall, pursuant to the provisions of the Stock Corporation Act of the Commonwealth of Virginia and pursuant to the provisions of the General Corporation Law of the State of Delaware be merged with and into Martin (the "Surviving Corporation"), which shall be the surviving corporation from and after the Effective Date, as hereinafter defined.

         1.2  Name of the Surviving Corporation. From and after the Effective
              ---------------------------------
Date, the name of the Surviving Corporation shall be "Courtaulds Performance Films, Inc."

         1.3  Effect of the Merger. The separate existence of the Terminating
              --------------------
Corporations shall cease at the Effective Date in accordance with the provisions of the Stock Corporation Act of the Commonwealth of Virginia and in accordance with the provisions of the General Corporation Law of the State of Delaware.

         1.4  Certificate of Incorporation. The Certificate of Incorporation
              ----------------------------
of the Surviving Corporation, as now in force and effect, shall continue to be the Certificate of Incorporation of the Surviving Corporation, except that Article "First" relating to the name of the corporation is hereby amended by deleting Article "First" in its entirety and replacing therefor the following:

         "FIRST: The name of the corporation (which is herein referred to as the Company) shall be Courtaulds Performance Films, Inc."

         1.5  Bylaws. The present bylaws of the Surviving Corporation will be
              ------
the bylaws of the Surviving Corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

         1.6  Directors. The directors of the Surviving Corporation in office
              ---------
at the Effective Date shall be the members of the Board of Directors of the Surviving Corporation, to serve until the election and qualification of their successors.

         1.7  Officers. The officers of the Surviving Corporation in office
              --------
at the Effective Date shall be the officers of the Surviving Corporation, to serve until the election and qualification of their successors.

         1.8  Common Stock of Terminating Corporations. On the Effective
              ----------------------------------------
Date, by virtue of the merger and without any action on the part of any holder thereof, each share of capital stock of each Terminating Corporation outstanding immediately prior thereto shall be surrendered and extinguished. Every share of treasury stock of each Terminating Corporation shall also be canceled.

         1.9  Common Stock of Surviving Corporation. On the Effective Date,
              -------------------------------------
by virtue of the merger and without any action on the part of the holder thereof, each share of capital stock of the Surviving Corporation shall remain unchanged, and shall continue to represent one issued share of the Surviving Corporation.

         1.10 Effective Date. The merger provided for herein shall be
              --------------
effective on September 30, 1991 at 11:59 p.m.

         1.11 Further Assurances. From time to time, as and when required by
              ------------------
the Surviving Corporation or its successors and assigns, there shall be executed and delivered on behalf of the Terminating Corporations such deeds and other instruments, and there shall be taken or caused to be taken by them such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation, the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authorities of each of the Terminating Corporations, and otherwise to carry out the purposes of this Plan of Merger, and the Officers and Directors of the Surviving Corporation are fully authorized in the name of and on behalf of each of the Terminating Corporations or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         1.12 Abandonment. At any time before the Effective Date, this Plan
             ------------
of Merger may be terminated and the merger abandoned by the Board of Directors of the Surviving Corporation or of any of the Terminating Corporations, or both, notwithstanding approval of this Plan of Merger by the shareholders of the Surviving Corporation and the Terminating
Corporations.

                          II. Shareholder Approval
                          ------------------------

         These Articles and Agreement of Merger were adopted by the unanimous consent of the shareholders of each of Gila River Products, Inc., Andus, Inc., Courtaulds Performance Films of Virginia, Inc., and Martin Processing, Inc.

           III. Effective Date of Articles and Agreement of Merger
           -------------------------------------------------------

         These Articles and Agreement of Merger shall become effective at 11:59 p.m. on September 30, 1991.

         IN WITNESS WHEREOF, the undersigned declare that the facts herein stated are true as of September 24, 1991.

                                     GILA RIVER PRODUCTS, INC.,
                                     a Delaware Corporation


                                     By: /s/ Paul W. Jennings
                                        -----------------------
                                         Paul W. Jennings,
                                         Its Vice-President


Attest:

/s/ Martha T. Wagner
--------------------------
Martha T. Wagner,
Its Assistant Secretary

                                             ANDUS, INC.,
                                             a Delaware Corporation


                                             By: /s/ Paul W. Jennings
                                                ------------------------------
                                                 Paul W. Jennings,
                                                 Its Vice-President

Attest:

/s/ Paul W. Jennings
-----------------------
Paul W. Jennings,
Its Secretary


                                             COURTAULDS PERFORMANCE FILMS OF
                                             VIRGINIA, INC.,
                                             a Virginia Corporation


                                             By: /s/ Paul W. Jennings
                                                ------------------------------
                                                 Paul W. Jennings,
                                                 Its Vice-President

Attest:

/s/ Paul W. Jennings
-----------------------
Paul W. Jennings,
Its Secretary


                                             MARTIN PROCESSING, INC.,
                                             a Delaware Corporation


                                             By: /s/ Paul W. Jennings
                                                ------------------------------
                                                 Paul W. Jennings,
                                                 Its Vice-President

Attest:

/s/ Martha T. Wagner
-----------------------
Martha T. Wagner,
Its Secretary

COMMONWEALTH OF VIRGINIA

COUNTY OF HENRY


         The foregoing instrument was acknowledged before me this 24th day of September, 1991, by Paul W. Jennings, Vice President of Gila River Products, Inc., on behalf of the Corporation, and attested by Martha T. Wagner, Assistant Secretary of Gila River Products, Inc.

         My commission expires: Nov. 30, 1993
                                -------------

                                                     /s/ Lena E. Painter
                                                   -----------------------
                                                     Notary Public

COMMONWEALTH OF VIRGINIA

COUNTY OF HENRY

        The foregoing instrument was acknowledged before me this 24 day of September, 1991, by Paul W. Jennings, Vice-President of Andus, Inc., on behalf of the Corporation, and attested by Paul W. Jennings, Secretary of Andus, Inc.

         My commission expires: Nov. 30, 1993
                                -------------

                                                     /s/ Lena E. Painter
                                                   -----------------------
                                                     Notary Public

COMMONWEALTH OF VIRGINIA

COUNTY OF HENRY

         The foregoing instrument was acknowledged before me this 24 day of September, 1991, by Paul W. Jennings, Vice-President of Courtaulds Performance Films of Virginia, Inc., on behalf of the Corporation, and attested by Paul W. Jennings, Secretary of Courtaulds Performance Films of Virginia, Inc.

         My commission expires: Nov. 30, 1993
                                -------------

                                                     /s/ Lena E. Painter
                                                   -----------------------
                                                     Notary Public

COMMONWEALTH OF VIRGINIA

COUNTY OF HENRY

         The foregoing instrument was acknowledged before me this 24 day of September, 1991, by Paul W. Jennings, Vice-President of a Martin Processing, Inc., on behalf of the Corporation, and attested by Martha T. Wagner, Secretary of Martin Processing, Inc.

         My commission expires: Nov. 30, 1993
                                -------------

                                                     /s/ Lena E. Painter
                                                   -----------------------
                                                     Notary Public

                          CERTIFICATE OF SECRETARY

                                     OF

                          GILA RIVER PRODUCTS, INC.


         The undersigned, being the Secretary of Gila River Products, Inc. (the "Corporation") does hereby certify that the holders of all of the outstanding stock of the Corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 228 of the General Corporation Law of the State of Delaware, to the adoption of the foregoing Articles and Agreement of Merger.

                                        Gila River Products, Inc.


                                        By: /s/ Martha T. Wagner
                                           --------------------------
                                            Martha T. Wagner
                                            Its Assistant Secretary

Dated: September 24, 1991

                          CERTIFICATE OF SECRETARY

                                     OF

                                 ANDUS, INC.


         The undersigned, being the Secretary of Andus Corporation (the "Corporation") does hereby certify that the holders of all of the outstanding stock of the Corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of the Stock Corporation Act of the Commonwealth of Virginia, to the adoption of the foregoing Articles and Agreement of Merger.
                                 Andus, Inc.


                                 By: /s/ Paul W. Jennings
                                    -----------------------
                                     Paul W. Jennings
                                     Its Secretary

Dated: September 24, 1991

                          CERTIFICATE OF SECRETARY

                                     OF

               COURTAULDS PERFORMANCE FILMS OF VIRGINIA, INC.


         The undersigned, being the Secretary of Courtaulds Performance Films of Virginia, Inc. (the "Corporation") does hereby certify that the holders of all of the outstanding stock of the Corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of the Stock Corporation Act of the Commonwealth of Virginia, to the adoption of the foregoing Articles and Agreement of Merger.

                               Courtaulds Performance Films of
                               Virginia, Inc.


                               By: /s/ Paul W. Jennings
                                  -----------------------
                                   Paul W. Jennings
                                   Its Secretary

Dated: September 24, 1991

                          CERTIFICATE OF SECRETARY

                                     OF

                           MARTIN PROCESSING, INC.


         The undersigned, being the Secretary of Martin Processing, Inc. (the "Corporation") does hereby certify that the holders of all of the outstanding stock of the Corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 228 of the General Corporation Law of the State of Delaware, to the adoption of the foregoing Articles and Agreement of Merger.

                                         MARTIN PROCESSING, INC.


                                         By: /s/ Martha T. Wagner
                                            -----------------------
                                             Martha T. Wagner
                                             Its Secretary

Dated: September 24, 1991

                        CERTIFICATE OF CORRECTION OF
                        ----------------------------
                      ARTICLES AND AGREEMENT OF MERGER
                      --------------------------------
                                     OF
                                     --
             GILA RIVER PRODUCTS, INC. (A DELAWARE CORPORATION),
             ---------------------------------------------------
                  ANDUS, INC. (A DELAWARE CORPORATION), AND
                  -----------------------------------------
               COURTAULDS PERFORMANCE FILMS OF VIRGINIA, INC.
               ----------------------------------------------
                          (A VIRGINIA CORPORATION)
                          ------------------------

                                    INTO
                                    ----

              MARTIN PROCESSING, INC. (A DELAWARE CORPORATION)
              ------------------------------------------------
              (NOW NAMED "COURTAULDS PERFORMANCE FILMS, INC.")
              ------------------------------------------------

         The undersigned corporation, pursuant to Section 103(f) of the Delaware General Corporation law, hereby execute the following Certificate of Correction and hereby certified that:

         1. The name of the corporation is Courtaulds Performance Films, Inc., a Delaware Corporation (hereinafter the "Corporation").

         2. The Articles and Agreement of Merger (hereinafter the "Articles") pursuant to which the Corporation is the surviving corporation and which Articles were filed by the Secretary of State of Delaware on September 30, 1991, are hereby corrected.

         3. The Articles were an inaccurate record of the corporate action therein referred to. The inaccuracy to be corrected in the Articles is as follows: Andus, Inc., a Delaware corporation, was erroneously listed in the Articles as a party to the merger. Andus, Inc., a Delaware corporation, was not a party to the merger and was incorrectly included in the Articles. Andus Corporation, a California corporation, is the corporation which should have been made a party to the Articles.

         4. The Articles are hereby corrected to substitute Andus Corporation, a California corporation, in place of Andus, Inc., a Delaware corporation. The Articles in corrected form are attached hereto as Exhibit A.

                                             COURTAULDS PERFORMANCE FILMS, INC.

                                             By: /s/ Paul W. Jennings
                                                -----------------------
                                                 Paul W. Jennings,
                                                 Its Vice-President

Attest:
/s/ Paul W. Jennings
----------------------
Paul W. Jennings,
Its Secretary

COMMONWEALTH OF VIRGINIA   )
                           )
COUNTY OF HENRY            )

         BE IT REMEMBERED that, on February 21, 1992, before me, a
Notary Public, duly authorized by law to take acknowledgment of deeds, personally came PAUL W. JENNINGS, Vice-President of COURTAULDS PERFORMANCE FILMS, INC., who duly signed the foregoing instrument before me and acknowledged that such signing is his act and deed, that such instrument as executed is the act and deed of said corporation, and that the facts stated therein are true.
         GIVEN under my hand on February 21, 1992.

                                                  /s/ Lena E. Painter
                                                -----------------------
                                                     Notary Public

My Commission Expires: 11/30/93
                       --------

                                                                   EXHIBIT A
                                                                   ---------


                      ARTICLES AND AGREEMENT OF MERGER
                      --------------------------------

                                     OF
                                     --

             GILA RIVER PRODUCTS, INC. (A DELAWARE CORPORATION),
             --------------------------------------------------
              ANDUS CORPORATION (A CALIFORNIA CORPORATION), AND
              -------------------------------------------------
               COURTAULDS PERFORMANCE FILMS OF VIRGINIA, INC.
               ----------------------------------------------
                          (A VIRGINIA CORPORATION)
                          ------------------------

                                    INTO
                                    ----

              MARTIN PROCESSING, INC. (A DELAWARE CORPORATION)
              ------------------------------------------------

         THESE ARTICLES AND AGREEMENT OF MERGER are entered into on
September 24, 1991, by Gila River Products, Inc. ("Gila"), a business corporation of the State of Delaware, and approved by resolutions adopted by its Board of Directors and Shareholders effective on said date, Andus Corporation ("Andus"), a business corporation of the State of California, and approved by resolutions adopted by its Board of Directors and Shareholders effective on said date, Courtaulds Performance Films of Virginia, Inc. ("Courtaulds"), a business corporation of the Commonwealth of Virginia and approved by resolutions adopted by its Board of Directors and Shareholders effective on said date, and Martin Processing, Inc., ("Martin"), a business corporation of the State of Delaware, and approved by resolutions adopted by its Board of Directors and Shareholders effective on said date.

         WHEREAS, Gila and Martin are both business corporations incorporated under the laws of the State of Delaware with their registered offices located at 1209 Orange Street, Wilmington, Delaware, 19901, City of Wilmington, County of New Castle; and

         WHEREAS, the total number of shares of stock which Gila has authority to issue is 1,000, all of which are of one class and of a par value of $1.00 each; and

         WHEREAS, Andus is a business corporation incorporated under the laws of the State of California with its registered office located at 21034 Osborne Street, Canoga Park, California, 91304, City of Canoga Park; and

         WHEREAS, the total number of shares of stock which Andus has authority to issue is 1,000,000 shares of common stock and 1,000,000 shares of preferred stock; and

         WHEREAS, the total number of shares of stock which Martin has authority to issue is 1,000, all of which are of one class and of a par value of $1.00 each; and

         WHEREAS, Courtaulds is a business corporation incorporated under the laws of the Commonwealth of Virginia with its registered office located at 105 Franklin Road, S.W., Roanoke, Virginia, 24011, City of Roanoke, Commonwealth of Virginia; and

         WHEREAS, the total number of shares of stock which Courtaulds has authority to issue is 5,000, all of which are of one class and without par value; and

         WHEREAS, the Stock Corporation Act of the Commonwealth of Virginia permits a merger of a business corporation incorporated in the Commonwealth of Virginia with and into a business corporation of another jurisdiction; and

         WHEREAS, the General Corporation Law of the State of Delaware permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Delaware; and

         WHEREAS, the State of California permits the merger of a business corporation of another jurisdiction with and into a business corporation of another jurisdiction; and

         WHEREAS, Gila, Andus, Courtaulds and Martin and the respective Boards of Directors and Shareholders of each deem it advisable and to the advantage, welfare and best interests of said corporations and their stockholders to merge Gila, Andus and Courtaulds into Martin, pursuant to the provisions of the Stock Corporation Act of the Commonwealth of Virginia and pursuant to the provisions of the General Corporation Law of the State of Delaware and State of California upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by said corporations and approved by a resolution adopted by each of their respective Boards of Directors and Shareholders, these Articles and Agreement of Merger state as follows:

                              I. PLAN OF MERGER
                              -----------------

         1.1  Merger. Gila, Andus and Courtaulds (collectively the
              ------
"Terminating Corporations") shall, pursuant to the provisions of the Stock Corporation Act of the Commonwealth of Virginia and pursuant to the provisions of the General Corporation Law of the State of Delaware and State of California be merged with and into Martin (the "Surviving Corporation"), which shall be the surviving corporation from and after the Effective Date, as hereinafter defined.

         1.2  Name of the Surviving Corporation. From and after the
              ---------------------------------
Effective Date, the name of the Surviving Corporation shall be "Courtaulds Performance Films, Inc."

         1.3  Effect of the Merger. The separate existence of the
              --------------------
Terminating Corporations shall cease at the Effective Date in accordance with the provisions of the Stock Corporation Act of the Commonwealth of Virginia and in accordance with the provisions of the General Corporation Law of the State of Delaware and State of California.

         1.4  Certificate of Incorporation. The Certificate of
              ----------------------------
Incorporation of the Surviving Corporation, as now in force and effect, shall continue to be the Certificate of Incorporation of the Surviving Corporation, except that Article "First" relating to the name of the corporation is hereby amended by deleting Article "First" in its entirety and replacing therefor the following:

         "FIRST: The name of the corporation (which is herein referred to as the Company) shall be Courtaulds Performance Films, Inc."

         1.5  Bylaws. The present bylaws of the Surviving corporation
              ------
will be the bylaws of the Surviving Corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

         1.6  Directors. The directors of the Surviving Corporation in
              ---------
office at the Effective Date shall be the members of the Board of Directors of the Surviving Corporation, to serve until the election and qualification of their successors.

         1.7  Officers. The officers of the Surviving Corporation in
              --------
office at the Effective Date shall be the officers of the Surviving Corporation, to serve until the election and qualification of their successors.

         1.8  Common Stock of Terminating Corporations. On the Effective
              ----------------------------------------
Date, by virtue of the merger and without any action on the part of any holder thereof, each share of capital stock of each Terminating corporation outstanding immediately prior thereto shall be surrendered and extinguished. Every share of treasury stock of each Terminating Corporation shall also be canceled.

         1.9  Common Stock of Surviving Corporation. On the Effective
              -------------------------------------
Date, by virtue of the merger and without any action on the part of the holder thereof, each share of capital stock of the Surviving Corporation shall remain unchanged, and shall continue to represent one issued share of the Surviving Corporation.

         1.10 Effective Date. The merger provided for herein shall be
              --------------
effective on September 30, 1991 at 11:59 p.m.

         1.11 Further Assurances. From time to time, as and when
              ------------------
required by the Surviving Corporation or its successors and assigns, there shall be executed and delivered on behalf of the Terminating Corporations such deeds and other instruments, and there shall be taken or caused to be taken by them such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation, the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authorities of each of the Terminating Corporations, and otherwise to carry out the purposes of this Plan of Merger, and the Officers and Directors of the Surviving corporation are fully authorized in the name of and on behalf of each of the Terminating Corporations or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         1.12 Abandonment. At any time before the Effective Date, this
              -----------
Plan of Merger may be terminated and the merger abandoned by the Board of Directors of the Surviving Corporation or of any of the Terminating Corporations, or both, notwithstanding approval of this Plan of Merger by the shareholders of the Surviving Corporation and the Terminating Corporations.

                          II. Shareholder Approval
                          ------------------------

         These Articles and Agreement of Merger were adopted by the unanimous consent of the shareholders of each of Gila River Products, Inc., Andus Corporation, Courtaulds Performance Films of Virginia, Inc., and Martin Processing, Inc.

           III. Effective Date of Articles and Agreement of Merger
           -------------------------------------------------------

         These Articles and Agreement of Merger shall become effective at 11:59 p.m. on September 30, 1991.

         IN WITNESS WHEREOF, the undersigned declare that the facts herein stated are true as of September 24, 1991.


                                            GILA RIVER PRODUCTS, INC.,
                                            a Delaware Corporation


                                            By: /s/ Paul W. Jennings
                                               -----------------------
                                                Paul W. Jennings,
                                                Its Vice-President


Attest:


/s/ Martha T. Wagner
-------------------------
Martha T. Wagner,
Its Assistant Secretary

                                                ANDUS CORPORATION
                                                a California Corporation

                                                By: /s/ Paul W. Jennings
                                                   -----------------------
                                                    Paul W. Jennings,
                                                    Its Vice-President

Attest:

/s/ Paul W. Jennings
----------------------
Paul W. Jennings,
Its Secretary

                                                COURTAULDS PERFORMANCE FILMS
                                                OF VIRGINIA, INC.,
                                                a Virginia Corporation

                                                By: /s/ Paul W. Jennings
                                                   -----------------------
                                                    Paul W. Jennings,
                                                    Its Vice-President

Attest:

/s/ Paul W. Jennings
----------------------
Paul W. Jennings,
Its Secretary
                                                MARTIN PROCESSING, INC.,
                                                a Virginia Corporation

                                                By: /s/ Paul W. Jennings
                                                   -----------------------
                                                    Paul W. Jennings,
                                                    Its Vice-President


Attest:

/s/ Martha T. Wagner
----------------------
Martha T. Wagner,
Its Secretary

COMMONWEALTH OF VIRGINIA

COUNTY OF HENRY

         The foregoing instrument was acknowledged before me this 24 day of September, 1991, by Paul W. Jennings, Vice President of Gila River Products, Inc., on behalf of the Corporation, and attested by Martha T. Wagner, Assistant Secretary of Gila River Products, Inc.

         My commission expires: Nov. 30, 1993
                                -------------

                                                     /s/ Lena E. Painter
                                                   -----------------------
                                                        Notary Public


COMMONWEALTH OF VIRGINIA

COUNTY OF HENRY

         The foregoing instrument was acknowledged before me this 24 day of September, 1991, by Paul W. Jennings, Vice-President of Andus Corporation, on behalf of the Corporation, and attested by Paul W. Jennings, Secretary of Andus Corporation.


         My commission expires: Nov. 30, 1993
                                -------------

                                                     /s/ Lena E. Painter
                                                   -----------------------
                                                        Notary Public


COMMONWEALTH OF VIRGINIA

COUNTY OF HENRY

         The foregoing instrument was acknowledged before me this 24 day of September, 1991, by Paul W. Jennings, Vice-President of Courtaulds Performance Films of Virginia, Inc., on behalf of the Corporation, and attested by Paul W. Jennings, Secretary of Courtaulds Performance Films of Virginia, Inc.

         My commission expires: Nov. 30, 1993
                                -------------

                                                     /s/ Lena E. Painter
                                                   -----------------------
                                                        Notary Public

COMMONWEALTH OF VIRGINIA

COUNTY OF HENRY

         The foregoing instrument was acknowledged before me this 24 day of September, 1991, by Paul W. Jennings, Vice-President of Martin Processing, Inc., on behalf of the Corporation, and attested by Martha T. Wagner, Secretary of Martin Processing, Inc.

         My commission expires: Nov. 30, 1993
                                -------------

                                                     /s/ Lena E. Painter
                                                   -----------------------
                                                        Notary Public

                          CERTIFICATE OF SECRETARY

                                     OF

                          GILA RIVER PRODUCTS, INC.


         The undersigned, being the Secretary of Gila River Products, Inc. (the "Corporation") does hereby certify that the holders of all of the outstanding stock of the Corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 228 of the General Corporation Law of the State of Delaware, to the adoption of the foregoing Articles and Agreement of Merger.

                                                Gila River Products, Inc.

                                                By: /s/ Martha T. Wagner
                                                   --------------------------
                                                    Martha T. Wagner
                                                    Its Assistant Secretary


Dated: September 24, 1991

                          CERTIFICATE OF SECRETARY

                                     OF

                           MARTIN PROCESSING, INC.


         The undersigned, being the Secretary of Martin Processing, Inc. (the "Corporation") does hereby certify that the holders of all of the outstanding stock of the Corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 228 of the General Corporation Law of the State of Delaware, to the adoption of the foregoing Articles and Agreement of Merger.

                                                MARTIN PROCESSING, INC.

                                                By: /s/ Martha T. Wagner
                                                   --------------------------
                                                    Martha T. Wagner
                                                    Its Assistant Secretary

Dated: September 24, 1991

                          CERTIFICATE OF SECRETARY

                                     OF

                              ANDUS CORPORATION


         The undersigned, being the Secretary of Andus Corporation (the "Corporation") does hereby certify that the holders of all of the outstanding stock of the Corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of the Stock Corporation Act of the State of California, to the adoption of the foregoing Articles and Agreement of Merger.

                                           Andus Corporation

                                           By: /s/ Paul W. Jennings
                                              -----------------------
                                               Paul W. Jennings
                                               Its Secretary

Dated: September 24, 1991

                          CERTIFICATE OF SECRETARY

                                     OF

               COURTAULDS PERFORMANCE FILMS OF VIRGINIA, INC.


         The undersigned, being the Secretary of Courtaulds Performance Films of Virginia, Inc. (the "Corporation") does hereby certify that the holders of all of the outstanding stock of the Corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of the Stock Corporation Act of the Commonwealth of Virginia, to the adoption of the foregoing Articles and Agreement of Merger.

                                 Courtaulds Performance Films of Virginia, Inc.

                                 By: /s/ Paul W. Jennings
                                    -----------------------
                                     Paul W. Jennings
                                     Its Secretary


Dated: September 24, 1991

                    CERTIFICATE OF OWNERSHIP AND MERGER
                    -----------------------------------
                                     OF
                                     --
                      MARTIN PROCESSING MIDWEST, INC.
                      -------------------------------
                          (a Delaware corporation)
                          ------------------------
                                    INTO
                                    ----
                          MARTIN PROCESSING, INC.
                          -----------------------
                          (a Delaware corporation)
                          ------------------------

         The undersigned President of Martin Processing, Inc. hereby certifies as follows:
         1. Martin Processing, Inc. is a business corporation of the State of Delaware.
         2. Martin Processing, Inc. owns 100% of the authorized and issued capital stock of Martin Processing Midwest, Inc., which is also a Delaware business corporation.
         3. Attached hereto is a true, correct and complete copy of a resolution adopted by the Board of Directors of Martin Processing, Inc., by unanimous written consent pursuant to Section 141 of the General Corporation Law of the State of Delaware, providing for the merger of Martin Processing
Midwest, Inc. into Martin Processing, Inc., and providing for Martin
Processing, Inc., to be the surviving corporation.
         WITNESS my signature this 31st day of May, 1990.

ATTEST:

/s/ Martha T. Wagner
---------------------                    ------------------------------------
Secretary                                President, Martin Processing, Inc.

                          UNANIMOUS WRITTEN CONSENT
                    RESOLUTION OF THE BOARD OF DIRECTORS
                         OF MARTIN PROCESSING, INC.
                       PURSUANT TO SECTION 141 OF THE
                         GENERAL CORPORATION LAW OF
                            THE STATE OF DELAWARE

         WHEREAS, Martin Processing, Inc., a Delaware corporation, owns 100% of the authorized and issued capital stock of Martin Processing Midwest, Inc., a Delaware corporation;
         WHEREAS, the Board of Directors of Martin Processing, Inc. has determined that the operations of the two corporations will be conducted more efficiently and effectively if the same are merged, with Martin
Processing, Inc. as the survivor corporation; and
         BE IT RESOLVED by the Board of Directors of Martin Processing, Inc.
that;
         1. Martin Processing Midwest, Inc. be merged into Martin Processing, Inc., with Martin Processing, Inc. to be the surviving corporation and that all the estate, property, rights, privileges, powers and franchises of Martin Processing Midwest, Inc. be vested in and held and enjoyed by Martin Processing, Inc.
         2. Martin Processing, Inc. shall assume all of the obligations of Martin Processing Midwest, Inc.
         3. All of the issued and outstanding capital stock of Martin Processing Midwest, Inc. is hereby cancelled and extinguished.
         4. The president or a vice president of Martin Processing, Inc. is authorized and directed to execute and file with the Secretary of State of Delaware a certificate of merger as required pursuant to Section
253 of the General Corporation Law of the State of Delaware and to execute and deliver all other certificates and instruments and to take all such further action as they may consider necessary or desirable in connection with the merger of Martin Processing Midwest, Inc. into Martin Processing, Inc.

         5. This resolution and the merger provided for hereby shall be effective May 31, 1990.
         IN WITNESS of their unanimous consent to the foregoing actions, all of the members of the Board of Directors have affixed their signatures below, indicating the respective dates on which their signatures were affixed.

           5/31/90
-----------------------------               ---------------------------
            Date                            Director


           5/31/90
-----------------------------               ---------------------------
            Date                            Director


           5/31/90
-----------------------------               ---------------------------
            Date                            Director


           5/31/90
-----------------------------               ---------------------------
            Date                            Director


           5/31/90
-----------------------------               ---------------------------
            Date                            Director


           5/31/90
-----------------------------               ---------------------------
            Date                            Director

                          CERTIFICATE OF AMENDMENT

                                     OF

                        CERTIFICATE OF INCORPORATION

                                     OF

                     COURTAULDS PERFORMANCE FILMS, INC.



         Courtaulds Performance Films, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST. That the Board of Directors of said corporation, by unanimous written consent in lieu of a meeting in accordance with the provisions of
Section 141 of the General Corporation Law of the State of Delaware, adopted the following resolution:

         RESOLVED that the Board of Directors hereby declares it advisable and in the best interest of the Company that Article FIRST of the Certificate of Incorporation be amended to read as follows:

         FIRST. The name of the corporation (hereinafter called the "Corporation") is CPFilms Inc.

         SECOND. That the said amendment has been consented to and authorized by the sole stockholder by written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         THIRD. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Philip Solomon this 16th day of December, 1998.



                                        /s/ Philip Solomon
                                        ------------------------------------
                                        Philip Solomon
                                        Corporate Secretary
                                        Courtaulds Performance Films, Inc.